UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2010 (December 6, 2010)

GASTAR EXPLORATION LTD.
(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 LAMAR STREET, SUITE 1080
HOUSTON, TEXAS 77010
(Address of principal executive offices)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 7, 2010, Gastar Exploration Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), filed herewith as Exhibit 1.1, by and between the Company and Johnson Rice & Company L.L.C., on behalf of itself and as representative of the other underwriters named therein (the “Underwriters”) that provides for the issuance and sale by the Company, and purchase by the Underwriters, of 12,000,000 common shares (the “Shares”).  The Underwriters were also granted an over allotment option for a period of 30 days to purchase up to an additional 1,800,000 common shares.  The material terms of the offering are described in the prospectus supplement dated December 7, 2010, as filed by the Company with the Securities and Exchange Commission (the “Commission”).  The offer and sale of the Shares is registered with the Commission pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-160776) which was declared effective by the Commission on November 24, 2009.  The closing with respect to the Shares is expected to occur on December 13, 2010, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and its affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

From time to time, the Underwriter and its affiliates have, directly or indirectly, provided investment banking or financial advisory services to us for which they have received customary fees and commissions.  They may provide these services to us from time to time in the future.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On December 6, 2010, the Company issued a press release announcing the commencement of the underwritten public offering of 12,000,000 common shares described herein under Item 1.01.  A copy of the Company’s press release, dated December 6, 2010, including such information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On December 7, 2010, the Company issued a press release announcing that it had priced the underwritten public offering described herein under Item 1.01. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or the Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

1.1
Underwriting Agreement, dated as of December 7, 2010, by and between Gastar Exploration Ltd. and Johnson Rice & Company L.L.C., on behalf of itself and as representative of the other underwriters named therein.

99.1	Press release dated December 6, 2010.
99.2	Press release dated December 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: December 8, 2010	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

1.1
Underwriting Agreement, dated as of December 7, 2010, by and between Gastar Exploration Ltd. and Johnson Rice & Company L.L.C., on behalf of itself and as representative of the other underwriters named therein.

99.1	Press release dated December 6, 2010.
99.2	Press release dated December 7, 2010.